UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ALLENA PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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Allena Pharmaceuticals, Inc. Important Notice Regarding the Availability of Proxy Materials P.O. BOX 8016, CARY, NC 27512-9903 2021 Annual Meeting of Stockholders to be held on June 03, 2021 For Stockholders as of April 05, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ALNA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ALNA Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 24, 2021. To order paper materials, use one of the following methods. INTERNET TELEPHONE * E-MAIL www.investorelections.com/ALNA (866) 648-8133 paper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) control number located in the shaded box above. in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Allena Pharmaceuticals, Inc. Meeting Type: 2021 Annual Meeting of Stockholders Date: Thursday, June 03, 2021 Time: 10:00 AM, Eastern Time Place: 2021 Annual Meeting of Stockholders to be held live via the Internet - please visit www.proxydocs.com/ALNA for more details. TO ATTEND the Annual Meeting, please visit www.proxydocs.com/ALNA for virtual meeting registration details. SEE REVERSE FOR FULL AGENDA

Allena Pharmaceuticals, Inc. 2021 Annual Meeting of Stockholders The Board of Directors Recommends a Vote FOR each of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3. PROPOSAL 1. To elect two Class I directors as nominated by our Board of Directors, each to serve a three-year term expiring at the 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal. 1.01 Alexey Margolin, Ph.D. 1.02 Mark J. Fitzpatrick 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. To approve an amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of our common stock, par value $0.001 per share, from 125,000,000 shares to 200,000,000 shares. 4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.